Waddell & Reed Advisors
                    Asset Strategy Fund

                    Annual
                    Report
                    -----------------
                    June 30, 2002

CONTENTS

         3     Managers' Discussion

         7     Performance Summary

         9     Portfolio Highlights

        10     Investments

        15     Statement of Assets and Liabilities

        17     Statement of Operations

        19     Statement of Changes in Net Assets

        20     Financial Highlights

        24     Notes to Financial Statements

        32     Independent Auditors' Report

        33     Income Tax Information

        34     Directors & Officers

        43     Annual Privacy Notice

        45     Householding Notice















This report is submitted for the general information of the shareholders of Waddell & Reed Advisors Asset Strategy Fund, Inc. It is not authorized for distribution to prospective investors in the Fund unless accompanied with or preceded by the Waddell & Reed Advisors Asset Strategy Fund, Inc. current prospectus and current Fund performance information.

MANAGERS' DISCUSSION
-----------------------------------------------------------------
  June 30, 2002

An interview with Michael L. Avery and Daniel J. Vrabac, portfolio managers of Waddell & Reed Advisors Asset Strategy Fund, Inc.

This report relates to the operation of Waddell & Reed Advisors Asset Strategy Fund, Inc. for the fiscal year ended June 30, 2002. The following discussion, graphs and tables provide you with information regarding the Fund's performance during that period.

How did the Fund perform during the last fiscal year?
The Fund had a relatively good year compared to peer flexible portfolio funds, as it outperformed its stock benchmark index for the period, although it underperformed its two bond indexes. The Class A shares of the Fund increased
0.86 percent, before the impact of sales load, and declined 4.95 percent, including sales load impact. This compares with the S&P 500 Index (reflecting the performance of securities that generally represent the stock market), which declined 18.02 percent during the year; the Salomon Brothers Broad Investment Grade Index (reflecting the performance of securities that generally represent the bond market), which increased 8.49 percent for the year; and the Salomon Brothers Short-Term Index for 1 Month Certificates of Deposit (reflecting the performance of securities that generally represent one-month certificates of deposit), which increased 2.46 percent for the year. Significantly, the Fund outperformed the Lipper Flexible Portfolio Funds Universe Average (generally representing the performance of the universe of funds with similar investment objectives), which declined 8.55 percent for the year. Multiple indexes are presented because the Fund invests in stocks and bonds, as well as other instruments. It should be noted that, in the comparison charts, the value of the investment in the Fund is impacted by the sales load at the time of the investment, while the values for the benchmark indexes and the Lipper category do not reflect a sales load.

Why did the Fund outperform its stock benchmark index, yet underperform its bond indexes during the fiscal year?
We believe that the better relative performance of the Fund was attributable to our low exposure to equities. We also maintained an overweight position in short-term U.S. Treasuries and significant exposure to gold bullion and gold-related equities. This helped our performance in comparison to our stock benchmark and to the Lipper peer group. Of course, in a challenging equity market, the fact that we held equities resulted in an underperformance when compared with bond and other fixed income securities.

What other market conditions or events influenced the Fund's performance during the fiscal year?
The markets overall were negatively impacted by a weakening U.S. economy, growing concern over U.S. corporate accounting, bankruptcies and ratings downgrades. In addition, the markets likely will be affected by the U.S. government fiscal surplus that has turned into a widening deficit, largely due to the war on terrorism. The Fund generally was well positioned for the overall weakness in global equity and bond markets during the period. At fiscal year-end, over 60 percent of the portfolio was invested in shorter term U.S. Treasuries and in excess of 16 percent was committed to gold bullion and gold-mining companies. The remainder of the portfolio was allocated primarily to cash and energy-related equities.

What strategies and techniques did you employ that specifically affected the Fund's performance?
Our view at the outset of the fiscal year was that global markets would be negatively impacted by expectations of a weakening U.S. economy. We attempted to position the Fund accordingly. What we could not have anticipated were the terrorist attacks in September. Nonetheless, we feel that the Fund, given some of the allocation decisions mentioned above, has been properly prepared for a world where the threat of terrorism and uncertainty regarding the economy has negatively influenced capital allocation decisions on the part of both the government and the consumer.

What industries or sectors did you emphasize during the fiscal year, and what looks attractive to you going forward?
Our view is that a recovery of corporate profits will take longer to materialize than the market is currently forecasting. We also continue to believe that we will have volatile financial markets while investors struggle to determine the extent of an economic recovery that may not appear until 2003. We believe that the markets are still too reliant on a debt-laden U.S. consumer, in hopes that the consumer will lead a rapid recovery. As layoff announcements increase, the threat of terrorism continues, equity markets founder, the prospect of rising taxes loom and energy prices stay above 2001 levels, it is difficult to see how consumer buying behavior can be enhanced. In addition, the equity market appears to be complacent with regard to valuation levels, which remain high given the prospect for corporate profits and the likelihood of past-year revisions as accounting practices come under closer scrutiny. At present, we anticipate no major changes in our current strategy, with the possible exception of a higher exposure to gold bullion and gold-mining companies. Our strategy could change dramatically if one or all of the following factors were to occur: strong evidence of economic recovery in the U.S., acknowledgement that corporate balance sheet restructuring and accounting problems have been largely discounted, or lessening tension due to gains in the war against global terrorism.

Respectfully,


Michael L. Avery
Daniel J. Vrabac
Co-managers
Waddell & Reed Advisors
Asset Strategy Fund, Inc.

Comparison of Change in Value of $10,000 Investment

                                    Salomon
      Waddell             Salomon   Brothers   Lipper
       & Reed             Brothers Short-Term Flexible
      Advisors             Broad     Index   Portfolio
       Asset      S&P    Investmentfor 1 Month Funds
      Strategy    500      Grade  CertificatesUniverse
        Fund     Index     Index   of Deposit Average
     --------- --------- --------- --------------------
04-01-95
Purchase$ 9,425 $10,000   $10,000   $10,000   $10,000
09-30-95 10,271  11,825    10,813    10,301    11,347
09-30-96 10,221  14,230    11,348    10,883    12,723
09-30-97 12,006  19,992    12,449    11,494    15,848
09-30-98 12,954  21,812    13,878    12,154    16,194
09-30-99 13,848  27,878    13,841    12,789    18,775
09-30-00 18,538  31,570    14,799    13,594    21,347
06-30-01 17,626  27,148    15,978    14,177    20,001
06-30-02 17,777  22,256    17,335    14,525    18,292

 ====Waddell & Reed Advisors Asset Strategy Fund, Inc., Class A Shares(1) -- $17,777
 ++++  S&P 500 Index(2)  -- $22,256
 *+*+Salomon Brothers Broad Investment Grade Index(2) -- $17,335
 *-*-Salomon Brothers Short-Term Index for 1 Month Certificates of Deposit(2) -- $14,525
 -+-+Lipper Flexible Portfolio Funds Universe Average(2) -- $18,292

(1)The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.
(2)Because the Fund commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the above indexes (including income) are not available, investment in the indexes was effected as of March 31, 1995.

Average Annual Total Return(3)
                    Class A    Class B   Class C   Class Y
               ----------------------------------------------
1-year period ended
   6-30-02          -4.95%     -3.96%    0.00%     1.27%
5-year period ended
   6-30-02           8.07%     ---       ---       9.77%
Since inception of
   Class(4) through
   6-30-02           8.24%      7.27%    8.46%     8.93%

(3)Performance data quoted represents past performance and is based on deduction of the maximum applicable sales load for each of the periods. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares held for twelve months or less.) Total returns reflect share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.
(4)3-9-95 for Class A shares, 10-6-99 for Class B shares, 10-5-99 for Class C shares and 9-27-95 for Class Y shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

SHAREHOLDER SUMMARY OF ASSET STRATEGY FUND
--------------------------------------------------------------
Asset Strategy Fund

GOAL
Seeks high total return over the long term.

Strategy
Stocks 70% (can range from 0-100%).
Bonds 25% (can range from 0-100%).
Short-Term Instruments 5% (can range from 0-100%).

Invests in stocks, bonds and short-term instruments. Within each of these classes, the Fund may invest in both domestic and foreign securities. The Fund selects a mix which represents the way the Fund's investments will generally be allocated over the long term as indicated. This mix will vary over shorter time periods as Fund holdings change based on the current outlook for the different markets. These changes may be based on such factors as interest rate changes, security valuation levels and/or a rise in the potential for growth stocks.

Founded
1995

Scheduled Dividend Frequency
Quarterly
(March, June, September, December)

Performance Summary -- Class A Shares
          Per Share Data
For the Fiscal Year Ended June 30, 2002
---------------------------------------------
Dividends paid                  $0.12
                                =====
Net asset value on
      6-30-02                  $ 6.27
      6-30-01                    6.34
                               ------
Change per share               $(0.07)
                                ======

    Past performance is not necessarily indicative of future results.

SHAREHOLDER SUMMARY OF ASSET STRATEGY FUND
--------------------------------------------------------------
Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term fluctuation and current performance may be less than the results shown below. Please check the Waddell & Reed website at www.waddell.com for more current performance information.

Average Annual Total Return (A)
                         Class A                      Class B
                  -----------------------    ------------------------
                      With      Without         With        Without
Period           Sales Load(B) Sales Load(C)  CDSC(D)        CDSC(E)
------            ----------   ----------    -----------    ----------
 1-year period
  ended 6-30-02     -4.95%       0.86%          -3.96%         0.00%
 5-year period
  ended 6-30-02      8.07%       9.36%            ---           ---
10-year period
  ended 6-30-02      ---          ---             ---           ---
Since inception of
  Class (F)          8.24%       9.12%           7.27%         8.23%

(A)Performance data represents share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Performance data represents past performance and is no guarantee of future results. Share price, investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
(B)Performance data is based on deduction of 5.75% sales load on the initial purchase in the periods.
(C)Performance data does not take into account the sales load deducted on an initial purchase.
(D)Performance data reflects the effect of paying the applicable contingent deferred sales charge (CDSC) at a maximum of 5.00% upon redemption at the end of each of the periods.
(E)Performance data does not reflect the effect of paying the applicable CDSC upon redemption at the end of each of the periods.
(F)3-9-95 for Class A shares and 10-6-99 for Class B shares (the date on which shares were first acquired by shareholders).

Average Annual Total Return (A)
Period            Class C (B)  Class Y (C)
------           -----------  -----------
 1-year period
  ended 6-30-02     0.00%        1.27%
 5-year period
  ended 6-30-02      ---         9.77%
10-year period
  ended 6-30-02      ---          ---
Since inception
  of Class (D)      8.46%        8.93%

(A)Performance data represents share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Performance data represents past performance and is no guarantee of future results. Share price, investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
(B)Performance data reflects the effect of paying the applicable contingent deferred sales charge (CDSC) at a maximum of 1.00% which declines to zero at the end of the first year after investment. (Accordingly, these returns reflect no CDSC since it only applies to Class C shares held for twelve months or less.)
(C)Performance data does not include the effect of sales charges, as Class Y shares are not subject to these charges.
(D)10-5-99 for Class C shares and 9-27-95 for Class Y shares (the date on which shares were first acquired by shareholders).

   A substantial portion of the Fund's returns during recent periods is attributable to investments in initial public offerings. No assurance can be given that the Fund will continue to be able to invest in such offerings to the same extent as it has in the past or that future offerings in which the Fund invests will have as equally beneficial impact on performance.

SHAREHOLDER SUMMARY OF ASSET STRATEGY FUND
--------------------------------------------------------------
Portfolio Highlights

On June 30, 2002, Waddell & Reed Advisors Asset Strategy Fund, Inc. had net assets totaling $279,788,050 invested in a diversified portfolio of:

   67.48%   United States Government Securities
   19.82%   Common Stocks
    6.41%   Bullion
    2.77%   Cash and Cash Equivalents and Unrealized Loss on Open Forward
            Currency Contracts
    2.25%   Corporate Debt Securities
    1.27%   Other Government Securities


As a shareholder of Waddell & Reed Advisors Asset Strategy Fund, Inc., for every $100 you had invested on June 30, 2002, your Fund owned:

  $67.48    United States Government Securities
   19.82    Common Stocks
    6.41    Bullion
    2.77    Cash and Cash Equivalents and Unrealized Loss on Open Forward
            Currency Contracts
    2.25    Corporate Debt Securities
    1.27    Other Government Securities

THE INVESTMENTS OF ASSET STRATEGY FUND
     June 30, 2002

                                                Troy
                                              Ounces        Value

BULLION - 6.41%
 Gold (A)  ...............................    57,205  $ 17,933,814
                                                      ------------
 (Cost: $17,057,068)

                                              Shares

COMMON STOCKS
Chemicals - Specialty - 0.29%
 OM Group, Inc.  .........................    13,300        824,600
                                                      ------------

Coal - 0.16%
 CONSOL Energy Inc.*  ....................    21,100        448,375
                                                      ------------

Computers -- Peripherals - 0.25%
 Lexmark International, Inc.* (B)  .......    13,100        712,640
                                                      ------------

Gold and Precious Metals - 6.83%
 Agnico-Eagle Mines Limited (A)  .........   147,000      2,141,790
 Barrick Gold Corporation (A)  ...........   316,211      6,004,847
 Glamis Gold Ltd.* (A)  ..................   253,808      2,230,972
 Goldcorp Incorporated (A)(C)  ...........    93,280        953,805
 Meridian Gold Inc. (A)(C)*  .............    75,620      1,229,796
 Placer Dome Inc. (A)  ...................   584,329     6,550,328
                                                      ------------
                                                         19,111,538
                                                      ------------

Health Care -- Drugs- 1.01%
 Pfizer Inc.  ............................    38,000      1,330,000
 Pharmacia Corporation  ..................    39,700      1,486,765
                                                      ------------
                                                          2,816,765
                                                      ------------

Homebuilders, Mobile Homes - 0.43%
 Lennar Corporation  .....................    19,600      1,199,520
                                                      ------------


See Notes to Schedule of Investments on page 14.

THE INVESTMENTS OF ASSET STRATEGY FUND
     June 30, 2002

                                              Shares        Value

COMMON STOCKS (Continued)
Hospital Supply and Management - 0.38%
 Health Management Associates, Inc.,
   Class A* ..............................    53,100   $  1,069,965
                                                      ------------

Leisure Time Industry - 0.13%
 Sturm, Ruger & Company, Inc.  ...........    26,400        373,560
                                                      ------------

Mining - 2.80%
 Newmont Mining Corporation (A)  .........   297,411      7,830,832
                                                      ------------

Petroleum -- Canada - 0.44%
 Nabors Industries Ltd.  .................    34,600      1,221,380
                                                      ------------

Petroleum -- Domestic - 3.53%
 Anadarko Petroleum Corporation  .........    90,900      4,481,370
 Burlington Resources Inc.  ..............   106,200      4,035,600
 Patterson-UTI Energy, Inc.*  ............    48,300      1,363,509
                                                      ------------
                                                          9,880,479
                                                      ------------

Petroleum -- International - 1.88%
 Exxon Mobil Corporation  ................   128,700      5,266,404
                                                      ------------

Petroleum - Services - 1.69%
 Baker Hughes Incorporated  ..............   124,200      4,134,618
 Smith International, Inc.*  .............     8,500        579,615
                                                      ------------
                                                          4,714,233
                                                      ------------

TOTAL COMMON STOCKS - 19.82%                           $ 55,470,291
 (Cost: $53,634,427)


See Notes to Schedule of Investments on page 14.

THE INVESTMENTS OF ASSET STRATEGY FUND
     June 30, 2002

                                           Principal
                                           Amount in
                                           Thousands        Value

CORPORATE DEBT SECURITIES
Banks - 0.18%
 Banco Latinoamericano de Exportaciones, S.A.,
   6.59%, 10-6-02 (D) ....................      $500   $    503,583
                                                      ------------

Beverages - 0.18%
 Diageo Capital plc,
   6.0%, 3-27-03 .........................       500        512,040
                                                      ------------

Food and Related - 0.17%
 GRUMA, S.A. de C.V.,
   7.625%, 10-15-07 ......................       500        483,750
                                                      ------------

Forest and Paper Products - 0.18%
 Federal Paper Board Company, Inc.,
   8.125%, 7-1-02 ........................       500        500,000
                                                      ------------

Multiple Industry - 0.15%
 Tyco International Group S.A.,
   6.25%, 6-15-03 ........................       500        435,010
                                                      ------------

Retail -- Food Stores - 0.18%
 Safeway Inc.,
   7.0%, 9-15-02 .........................       500        504,348
                                                      ------------

Retail -- General Merchandise - 0.18%
 Wal-Mart Stores, Inc.,
   6.875%, 8-1-02 ........................       500        501,934
                                                      ------------

Steel - 0.18%
 CSN Islands Corporation,
   9.625%, 8-2-02 (D) ....................       500        494,375
                                                      ------------


See Notes to Schedule of Investments on page 14.

THE INVESTMENTS OF ASSET STRATEGY FUND
     June 30, 2002

                                           Principal
                                           Amount in
                                           Thousands        Value

CORPORATE DEBT SECURITIES (Continued)
Trucking and Shipping - 0.18%
 WMX Technologies, Inc.,
   7.7%, 10-1-02 .........................    $  500   $    504,752
                                                      ------------

Utilities -- Electric - 0.54%
 Dominion Resources, Inc.,
   7.4%, 9-16-02 .........................       500        504,145
 PP&L Capital Funding, Inc.,
   7.7%, 11-15-07 ........................       500        508,336
 Public Service Electric and Gas Company,
   7.19%, 9-6-02 .........................       500        504,170
                                                       ------------
                                                          1,516,651
                                                      ------------

Utilities -- Telephone - 0.13%
 Comtel Brasileira Ltda.,
   10.75%, 9-26-04 .......................       500        355,000
                                                      ------------

TOTAL CORPORATE DEBT SECURITIES - 2.25%                $  6,311,443
 (Cost: $6,469,829)

OTHER GOVERNMENT SECURITIES
Brazil - 1.08%
 Federative Republic of Brazil,
   11.0%, 1-11-12 ........................     5,000      3,025,000
                                                      ------------

Mexico - 0.19%
 United Mexican States,
   8.625%, 3-12-08 .......................       500       534,250
                                                      ------------
TOTAL OTHER GOVERNMENT SECURITIES - 1.27%             $  3,559,250
 (Cost: $4,513,157)


See Notes to Schedule of Investments on page 14.

THE INVESTMENTS OF ASSET STRATEGY FUND
     June 30, 2002

                                           Principal
                                           Amount in
                                           Thousands        Value

UNITED STATES GOVERNMENT SECURITIES
 United States Treasury Notes:
   2.75%, 10-31-03 (B) ...................   $96,000   $ 96,539,136
   3.0%, 2-29-04 .........................    52,000     52,302,640
   3.375%, 4-30-04 .......................    18,500     18,695,175
   5.875%, 11-15-04 ......................    20,000     21,256,240

TOTAL UNITED STATES GOVERNMENT SECURITIES - 67.48%    $188,793,191
 (Cost: $187,645,959)

                                                Face
                                           Amount in
                                           Thousands

UNREALIZED GAIN (LOSS) ON OPEN
FORWARD CURRENCY CONTRACTS - (0.25%)
 Japanese Yen, 12-11-02 (E)  .............Y1,461,165         65,928
 Japanese Yen, 12-11-02 (E)  .............Y1,461,165       (772,618)
                                                      ------------
                                                       $   (706,690)
                                                      ------------

                                           Principal
                                           Amount in
                                           Thousands

SHORT-TERM SECURITIES
Commercial Paper
 Beverages - 1.43%
 Diageo Capital plc,
   1.72%, 7-18-02 ........................   $ 4,000     3,996,751
                                                      ------------

 Chemicals -- Petroleum and Inorganic - 1.94%
 du Pont (E.I.) de Nemours and Company,
   1.6863%, Master Note ..................     5,436      5,436,000
                                                      ------------

Total Commercial Paper - 3.37%                           9,432,751


See Notes to Schedule of Investments on page 14.

THE INVESTMENTS OF ASSET STRATEGY FUND
     June 30, 2002

                                           Principal
                                           Amount in
                                           Thousands        Value

SHORT-TERM SECURITIES (Continued)
Repurchase Agreement - 2.32%
 J.P. Morgan Securities Inc., 1.78% Repurchase
   Agreement dated 6-28-02, to be
   repurchased at $6,478,961 on 7-1-02(F).   $ 6,478  $  6,478,000
                                                      ------------

TOTAL SHORT-TERM SECURITIES - 5.69%                    $ 15,910,751
 (Cost: $15,910,751)

TOTAL INVESTMENTS - 102.67%                            $287,272,050
 (Cost: $285,231,191)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (2.67%)     (7,484,000)

NET ASSETS - 100.00%                                   $279,788,050


See Notes to Schedule of Investments on page 14.

THE INVESTMENTS OF ASSET STRATEGY FUND
     June 30, 2002


Notes to Schedule of Investments
  *No income dividends were paid during the preceding 12 months.

(A)These securities serve as collateral for the following open futures contracts at June 30, 2002 (See Note 7 to financial statements):

                              Number of   Expiration         Market
                     Type     Contracts         Date         Value
                  -------     ---------    ---------         ---------
                     Gold         1,520      8/28/02         $47,712,800
                                                             ===========

(B)As of June 30, 2002, a portion of the securities was used as cover for the following written call options (See Note 6 to financial statements):

                         Contracts
     Underlying          Subject  Expiration Month/Premium    Market
     Security            to Call  Exercise Price  Received     Value
     ----------          ------------------------ --------  --------
Lexmark International, Inc.           131       October/65  $ 34,321$ 34,715
United States Steel LLC   1,347     July/19        154,905   175,226
                                                  -------- ---------
                                                  $189,226  $209,941
                                                  ======== =========

   In addition to the above written call options, the following written put option was outstanding as of June 30, 2002. (See Note 6 to financial statements):

                         Contracts
     Underlying          Subject  Expiration Month/      Premium    Market
     Security            to Put   Exercise Price        Received     Value
     ----------          ------------------------       --------  --------
Lexmark International,
   Inc.                    131       October/40         $19,911    $20,305
                                                        =======    =======

(C)Listed on an exchange outside the United States.

(D)Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2002, the total value of these securities amounted to $997,958 or 0.36% of net assets.

(E)Principal amounts are denominated in the indicated foreign currency, where applicable (Y - Japanese Yen).

(F)Collateralized by $6,048,000 United States Treasury Bond, 6.25% due 8-15-23; market value and accrued interest aggregate $6,488,475.

   See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.

   See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

STATEMENT OF ASSETS AND LIABILITIES
     ASSET STRATEGY FUND
     June 30, 2002
     (In Thousands, Except for Per Share Amounts)

ASSETS
 Investments -- at value (Notes 1 and 3):
   Bullion (cost - $17,057) .............................. $  17,934
   Securities (cost - $268,174) ..........................   269,338
                                                            --------
                                                             287,272
 Cash  ...................................................         1
 Receivables:
   Investment securities sold ............................    11,627
   Fund shares sold ......................................     1,750
   Dividends and interest ................................     1,666
   Variation margin ......................................       573
 Prepaid insurance premium  ..............................        10
                                                             -------
    Total assets  ........................................   302,899
                                                             -------
LIABILITIES
 Payable for investment securities purchased  ............    21,816
 Payable to Fund shareholders  ...........................       784
 Outstanding written call options at market (Note 6)  ....       210
 Accrued shareholder servicing (Note 2)  .................        82
 Accrued service fee (Note 2)  ...........................        42
 Accrued management fee (Note 2)  ........................        26
 Outstanding written put options at market (Note 6)  .....        20
 Accrued distribution fee (Note 2)  ......................         8
 Accrued accounting services fee (Note 2)  ...............         5
 Other liabilities  ......................................       118
                                                            --------
    Total liabilities  ...................................    23,111
                                                            --------
      Total net assets ...................................  $279,788
                                                            ========

See Notes to Financial Statements.

     ASSET STRATEGY FUND
     June 30, 2002
     (In Thousands, Except for Per Share Amounts)

NET ASSETS
 $0.01 par value capital stock:
   Capital stock .........................................  $    446
   Additional paid-in capital ............................   284,826
 Accumulated undistributed income (loss):
   Accumulated undistributed net investment income  ......       361
   Accumulated undistributed net realized loss on investment
    transactions  ........................................    (8,435)
   Net unrealized appreciation in value of securities ....     2,038
   Net unrealized depreciation in value of written call
    options  .............................................       (21)
   Net unrealized appreciation in value of futures
    contracts  ...........................................       573
                                                            --------
    Net assets applicable to outstanding
      units of capital ...................................  $279,788
                                                            ========
Net asset value per share (net assets divided by shares outstanding):
 Class A  ................................................     $6.27
 Class B  ................................................     $6.27
 Class C  ................................................     $6.27
 Class Y  ................................................     $6.27
Capital shares outstanding:
 Class A  ................................................    37,511
 Class B  ................................................     5,262
 Class C  ................................................     1,558
 Class Y  ................................................       269
Capital shares authorized ................................ 1,000,000

See Notes to Financial Statements.

STATEMENT OF OPERATIONS
     ASSET STRATEGY FUND
     For the Fiscal Year Ended June 30, 2002
     (In Thousands)
INVESTMENT INCOME
 Income (Note 1B):
   Interest and amortization ..........................           $6,438
   Dividends (net of foreign withholding taxes of $12)               503
                                                                 -------
    Total income  .....................................            6,941
 Expenses (Note 2):                                              -------
   Investment management fee ..........................            1,490
   Shareholder servicing:
    Class A  ..........................................              598
    Class B  ..........................................              111
    Class C  ..........................................               31
    Class Y  ..........................................                2
   Service fee:
    Class A  ..........................................              416
    Class B  ..........................................               63
    Class C  ..........................................               18
   Distribution fee:
    Class A  ..........................................               34
    Class B  ..........................................              190
    Class C  ..........................................               53
   Registration fees ..................................               78
   Accounting services fee ............................               54
   Custodian fees .....................................               36
   Audit fees .........................................               17
   Legal fees .........................................                4
   Other ..............................................               89
                                                                 -------
    Total expenses  ...................................            3,284
                                                                 -------
      Net investment income ...........................            3,657
REALIZED AND UNREALIZED GAIN (LOSS) ON                           -------
INVESTMENTS (NOTES 1 AND 4)
 Realized net loss on securities  .....................           (7,104)
 Realized net gain on foreign currency transactions  ..                4
 Realized net loss on purchased call options  .........              (43)
 Realized net gain on purchased put options  ..........                4
 Realized net loss on written call options  ...........             (296)
                                                                 -------
   Realized net loss on investments ...................           (7,435)
 Unrealized appreciation in value of securities                  -------
   during the period ..................................            5,612
 Unrealized depreciation in value of written put options
   during the period ..................................              ---*
 Unrealized appreciation in value of futures
   contracts during the period ........................              573
 Unrealized depreciation in value of foreign currency
   transactions during the period .....................             (608)
 Unrealized appreciation in value of written call options
   during the period ..................................               21
   Unrealized appreciation in value of investments               -------
    during the period  ................................            5,598
                                                                 -------
    Net loss on investments  ..........................           (1,837)
                                                                 -------
      Net increase in net assets resulting from operations        $1,820
                                                                 =======
*Not shown due to rounding.
See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
     ASSET STRATEGY FUND
     (In Thousands)

                                      For the     For the     For the
                                       fiscal      fiscal      fiscal
                                         year      period        year
                                        ended       ended       ended
                                      6-30-02     6-30-01     9-30-00
                                     --------    --------    --------
INCREASE IN NET ASSETS
 Operations:
   Net investment income ..........  $  3,657    $  2,352     $   522
   Realized net gain (loss) on
    investments  ..................    (7,435)       (151)     11,343
   Unrealized appreciation
    (depreciation)  ...............     5,598     (10,448)      5,370
                                     --------    --------     -------
    Net increase (decrease) in net assets
      resulting from operations ...     1,820      (8,247)     17,235
                                     --------    --------     -------
 Distributions to shareholders (Note 1E):(1)
   From net investment income:
    Class A  ......................    (3,508)     (1,882)       (328)
    Class B  ......................      (272)        (98)        ---*
    Class C  ......................       (76)        (29)        ---*
    Class Y  ......................       (24)        (12)         (4)
   From realized gains on securities transactions:
    Class A  ......................       ---      (9,195)     (1,532)
    Class B  ......................       ---        (832)        (14)
    Class C  ......................       ---        (243)         (4)
    Class Y  ......................       ---         (62)         (9)
   In excess of realized capital gains:
    Class A  ......................       ---        (752)        ---
    Class B  ......................       ---         (68)        ---
    Class C  ......................       ---         (20)        ---
    Class Y  ......................       ---          (5)        ---
                                     --------    --------     -------
                                       (3,880)    (13,198)     (1,891)
                                     --------    --------     -------
 Capital share transactions
   (Note 5) .......................   114,603      90,362      34,594
                                     --------    --------     -------
      Total increase ..............   112,543      68,917      49,938
NET ASSETS
 Beginning of period  .............   167,245      98,328      48,390
                                     --------    --------     -------
 End of period, including undistributed
   net investment income of $361, $580
   and $248, respectively .........  $279,788    $167,245     $98,328
                                     ========    ========     =======

(1)See "Financial Highlights" on pages 20 - 23.
  *Not shown due to rounding.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
     ASSET STRATEGY FUND
     Class A Shares
     For a Share of Capital Stock Outstanding Throughout Each Period:
                            For theFor the
                             fiscal fiscal         For the fiscal
                               year period    year ended September 30,
                              ended  ended------------------------------
                            6-30-026-30-01    2000   1999    1998   1997
                           ---------------  ------ ------  ------ ------
Net asset value,
 beginning of period          $6.34  $7.53   $5.82  $5.78   $5.99  $5.24
                              -----  -----   -----  -----   -----  -----
Income (loss) from investment operations:
 Net investment
   income ..........           0.11   0.11    0.04   0.09    0.15   0.16
 Net realized and
   unrealized gain (loss)
   on investments ..          (0.06) (0.44)   1.88   0.29    0.28   0.74
                              -----  -----   -----  -----   -----  -----
Total from investment
 operations  .......           0.05  (0.33)   1.92   0.38    0.43   0.90
                              -----  -----   -----  -----   -----  -----
Less distributions:
 From net investment
   income ..........          (0.12) (0.11)  (0.03) (0.10)  (0.17) (0.15)
 From capital gains           (0.00) (0.69)  (0.18) (0.24)  (0.47) (0.00)
 In excess of capital
   gains ...........          (0.00) (0.06)  (0.00) (0.00)  (0.00) (0.00)
                              -----  -----   -----  -----   -----  -----
Total distributions           (0.12) (0.86)  (0.21) (0.34)  (0.64) (0.15)
                              -----  -----   -----  -----   -----  -----
Net asset value,
 end of period  ....          $6.27  $6.34   $7.53  $5.82   $5.78  $5.99
                              =====  =====   =====  =====   =====  =====
Total return(1) ....           0.86% -4.92%  33.87%  6.90%   7.89% 17.46%
Net assets, end of period
 (in millions)  ....           $235   $143     $89    $48     $33    $28
Ratio of expenses to
 average net assets            1.41%  1.42%(2)1.55%  1.90%   1.62%  1.70%
Ratio of net investment
 income to average net
 assets  ...........           1.84%  2.45%(2)0.74%  1.55%   2.45%  2.87%
Portfolio
 turnover rate  ....         166.57%115.03% 174.40%176.63% 230.09%173.88%

(1)Total return calculated without taking into account the sales load deducted on an initial purchase.
(2)Annualized.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
     ASSET STRATEGY FUND
     Class B Shares
     For a Share of Capital Stock Outstanding Throughout Each Period:

                                                                 For the
                                   For the        For the         period
                                    fiscal         fiscal           from
                                      year         period        10-6-99(1)
                                     ended          ended        through
                                   6-30-02        6-30-01        9-30-00
                                   --------       -------        -------
Net asset value,
 beginning of period                 $6.34          $7.50          $5.89
                                     -----          -----          -----
Income (loss) from investment
 operations:
 Net investment income                0.06           0.06           0.01
 Net realized and
   unrealized gain (loss)
   on investments ..                 (0.06)         (0.42)          1.79
                                     -----          -----          -----
Total from investment
 operations  .......                 (0.00)         (0.36)          1.80
                                     -----          -----          -----
Less distributions:
 From net investment
   income ..........                 (0.07)         (0.05)         (0.01)
 From capital gains                  (0.00)         (0.69)         (0.18)
 In excess of capital
   gains ...........                 (0.00)         (0.06)         (0.00)
                                     -----          -----          -----
Total distributions                  (0.07)         (0.80)         (0.19)
                                     -----          -----          -----
Net asset value,
 end of period  ....                 $6.27          $6.34          $7.50
                                     =====          =====          =====
Total return .......                  0.00%         -5.38%         31.71%
Net assets, end of
 period (in
 millions)  ........                   $33            $19             $7
Ratio of expenses to
 average net assets                   2.27%          2.26%(2)       2.29%(2)
Ratio of net investment
 income to average
 net assets  .......                  0.98%          1.63%(2)       0.22%(2)
Portfolio turnover
 rate  .............                166.57%        115.03%        174.40%(3)

(1)Commencement of operations of the class.
(2)Annualized.
(3)For the fiscal year ended September 30, 2000.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
     ASSET STRATEGY FUND
     Class C Shares
     For a Share of Capital Stock Outstanding Throughout Each Period:

                                                                 For the
                                   For the        For the         period
                                    fiscal         fiscal           from
                                      year         period        10-5-99(1)
                                     ended          ended        through
                                   6-30-02        6-30-01        9-30-00
                                   --------       -------        -------
Net asset value,
 beginning of period                 $6.34          $7.51          $5.86
                                     -----          -----          -----
Income (loss) from investment
 operations:
 Net investment income                0.06           0.07           0.01
 Net realized and
   unrealized gain (loss)
   on investments ..                 (0.06)         (0.43)          1.83
                                     -----          -----          -----
Total from investment
 operations  .......                  0.00          (0.36)          1.84
                                     -----          -----          -----
Less distributions:
 From net investment
   income ..........                 (0.07)         (0.06)         (0.01)
 From capital gains                  (0.00)         (0.69)         (0.18)
 In excess of capital
   gains ...........                 (0.00)         (0.06)         (0.00)
                                     -----          -----          -----
Total distributions                  (0.07)         (0.81)         (0.19)
                                     -----          -----          -----
Net asset value,
 end of period  ....                 $6.27          $6.34          $7.51
                                     =====          =====          =====
Total return .......                  0.00%         -5.44%         32.47%
Net assets, end of
 period (in millions)                  $10             $5             $2
Ratio of expenses to
 average net assets                   2.26%          2.26%(2)       2.25%(2)
Ratio of net investment
 income to average
 net assets  .......                  0.98%          1.62%(2)       0.30%(2)
Portfolio turnover
 rate  .............                166.57%        115.03%        174.40%(3)

(1)Commencement of operations of the class.
(2)Annualized.
(3)For the fiscal year ended September 30, 2000.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
     ASSET STRATEGY FUND
     Class Y Shares
     For a Share of Capital Stock Outstanding Throughout Each Period:

                            For theFor the
                             fiscal fiscal         For the fiscal
                               year period    year ended September 30,
                              ended  ended------------------------------
                            6-30-026-30-01    2000   1999    1998   1997
                           ---------------  ------ ------  ------ ------
Net asset value,
 beginning of period          $6.34  $7.53   $5.83  $5.78   $5.99  $5.24
                              -----  -----   -----  -----   -----  -----
Income (loss) from investment
 operations:
 Net investment
   income ..........           0.13   0.14    0.08   0.12    0.16   0.17
 Net realized and
   unrealized gain
   (loss) on
   investments .....          (0.05) (0.45)   1.86   0.28    0.29   0.75
                              -----  -----   -----  -----   -----  -----
Total from investment
 operations  .......           0.08  (0.31)   1.94   0.40    0.45   0.92
                              -----  -----   -----  -----   -----  -----
Less distributions:
 From net investment
   income ..........          (0.15) (0.13)  (0.06) (0.11)  (0.19) (0.17)
 From capital gains           (0.00) (0.69)  (0.18) (0.24)  (0.47) (0.00)
 In excess of
   capital gains ...          (0.00) (0.06)  (0.00) (0.00)  (0.00) (0.00)
                              -----  -----   -----  -----   -----  -----
Total distributions           (0.15) (0.88)  (0.24) (0.35)  (0.66) (0.17)
                              -----  -----   -----  -----   -----  -----
Net asset value,
 end of period  ....          $6.27  $6.34   $7.53  $5.83   $5.78  $5.99
                              =====  =====   =====  =====   =====  =====
Total return .......           1.27% -4.61%  34.21%  7.35%   8.26% 17.93%
Net assets, end of
 period (000
 omitted)  .........         $1,688   $698    $474   $284    $243   $322
Ratio of expenses
 to average net
 assets  ...........           0.99%  1.02%(1)1.26%  1.49%   1.37%  1.28%
Ratio of net
 investment income
 to average net
 assets  ...........           2.23%  2.84%(1)1.16%  1.96%   2.79%  3.29%
Portfolio
 turnover rate  ....         166.57% 115.03%174.40%176.63% 230.09%173.88%

(1)Annualized.
See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
     June 30, 2002

NOTE 1 -- Significant Accounting Policies

Waddell & Reed Advisors Asset Strategy Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Its investment objective is to provide a high total return over the long term through investments in stocks, bonds and short-term instruments. Effective for the fiscal period ended June 30, 2001, the Fund changed its fiscal year end for both financial reporting and Federal income tax purposes to June 30 from September 30. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. Security valuation -- Each stock and convertible bond is valued at the latest sale price thereof on each business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the average of the latest bid and asked prices. Bonds, other than convertible bonds, are valued using a pricing system provided by a pricing service or dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Stocks which are traded over-the-counter are priced using the Nasdaq Stock Market, which provides information on bid and asked prices quoted by major dealers in such stocks. Gold bullion is valued at the last settlement price for current delivery as calculated by
     the Commodity Exchange, Inc. as of the close of that exchange.   Restricted
     securities and securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors. Short-term debt securities are valued at amortized cost, which approximates market value.

B. Security transactions and related investment income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Premium and discount on the purchase of bonds are amortized for both financial and tax reporting purposes over the remaining lives of the bonds. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. See Note 3 -- Investment Security Transactions.

C. Foreign currency translations -- All assets and liabilities denominated in foreign currencies are translated into U.S. dollars daily. Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates. The Fund combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain or loss from investments.

D. Federal income taxes -- It is the Fund's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes. See Note 4 -- Federal Income Tax Matters.

E. Dividends and distributions -- Dividends and distributions to shareholders are recorded by the Fund on the business day following record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, foreign currency transactions, net operating losses and expiring capital loss carryovers.

F.   Options -- See Note 6 - Options.

G.   Futures -- See Note 7 -- Futures

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2 -- Investment Management and Payments to Affiliated Persons

Waddell & Reed Investment Management Company ("WRIMCO"), a wholly owned subsidiary of Waddell & Reed, Inc. ("W&R"), serves as the Fund's investment manager. The Fund pays a fee for investment management services. The fee is computed daily based on the net asset value at the close of business. The fee is payable by the Fund at the annual rates of: 0.70% of net assets up to $1 billion, 0.65% of net assets over $1 billion and up to $2 billion, 0.60% of net assets over $2 billion and up to $3 billion, and 0.55% of net assets over $3 billion. The Fund accrues and pays this fee daily. The Fund also reimburses WRIMCO for certain out-of-pocket costs.

The Fund has an Accounting Services Agreement with Waddell & Reed Services Company ("WRSCO"), a wholly owned subsidiary of W&R. Under the agreement, WRSCO acts as the agent in providing bookkeeping and accounting services and assistance to the Fund, including maintenance of Fund records, pricing of Fund shares, preparation of prospectuses for existing shareholders, preparation of proxy statements and certain shareholder reports. For these services, the Fund pays WRSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

                            Accounting Services Fee
                  Average
               Net Asset Level           Annual Fee
          (all dollars in millions) Rate for Each Level
          ------------------------- -------------------
           From $    0 to $   10          $      0
           From $   10 to $   25          $ 11,000
           From $   25 to $   50          $ 22,000
           From $   50 to $  100          $ 33,000
           From $  100 to $  200          $ 44,000
           From $  200 to $  350          $ 55,000
           From $  350 to $  550          $ 66,000
           From $  550 to $  750          $ 77,000
           From $  750 to $1,000          $ 93,500
                $1,000 and Over           $110,000

In addition, for each class of shares in excess of one, the Fund pays WRSCO a monthly per-class fee equal to 2.5% of the monthly base fee.

For Class A, Class B and Class C shares, the Fund pays WRSCO a monthly per account charge for shareholder servicing services of $1.5792 for each shareholder account which was in existence at any time during the prior month. Prior to December 1, 2001, the shareholder servicing charge was $1.4125 per account, paid monthly. With respect to Class Y shares, the Fund pays WRSCO a monthly fee at an annual rate of 0.15% of the average daily net assets of the class for the preceding month. The Fund also reimburses W&R and WRSCO for certain out-of-pocket costs for all classes.

As principal underwriter for the Fund's shares, W&R received gross sales commissions for Class A shares (which are not an expense of the Fund) of $2,384,277. During the period ended June 30, 2002, W&R received $62,884 and $3,099 in deferred sales charges for Class B shares and Class C shares, respectively. With respect to Class A, Class B and Class C shares, W&R paid sales commissions of $1,754,663 and all expenses in connection with the sale of Fund shares, except for registration fees and related expenses.

Under a Distribution and Service Plan for Class A shares adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund may pay a distribution and/or service fee to W&R in an amount not to exceed 0.25% of the Fund's Class A average annual net assets. The fee is to be paid to reimburse W&R for amounts it expends in connection with the distribution of the Class A shares and/or provision of personal services to Fund shareholders and/or maintenance of shareholder accounts.

Under the Distribution and Service Plan adopted by the Fund for Class B and Class C shares, respectively, the Fund may pay W&R a service fee of up to 0.25%, on an annual basis, of the average daily net assets of the class to compensate W&R for providing services to shareholders of that class and/or maintaining shareholder accounts for that class and a distribution fee of up to 0.75%, on an annual basis, of the average daily net assets of the class to compensate W&R for distributing the shares of that class. The Class B Plan and the Class C Plan each permit W&R to receive compensation, through the distribution and service fee, respectively, for its distribution activities for that class, which are similar to the distribution activities described with respect to the Class A Plan, and for its activities in providing personal services to shareholders of that class and/or maintaining shareholder accounts of that class, which are similar to the corresponding activities for which it is entitled to reimbursement under the Class A Plan.

The Fund paid Directors' fees of $8,355, which are included in other expenses.

W&R is a subsidiary of Waddell & Reed Financial, Inc., a public holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

NOTE 3 -- Investment Security Transactions

Purchases of investment securities, other than United States Government and short-term securities, aggregated $171,757,813, while proceeds from maturities and sales aggregated $156,525,044. Purchases of options aggregated $6,738,621, while proceeds from options aggregated $6,549,839. Purchases of short-term securities and United States Government securities aggregated $925,931,778 and $254,170,469, respectively. Proceeds from maturities and sales of short-term securities and United States Government securities aggregated $929,836,650 and $156,099,168, respectively. Purchases of gold bullion aggregated $18,339,029, while proceeds from sales aggregated $4,253,246.

For Federal income tax purposes, cost of investments owned at June 30, 2002 was $285,712,379, resulting in net unrealized appreciation of $2,266,361, of which $6,000,528 related to appreciated securities and $3,734,167 related to depreciated securities.

NOTE 4 -- Federal Income Tax Matters

For Federal income tax purposes, the Fund's distributed and undistributed earnings and profit for the fiscal year ended June 30, 2002 and the related capital loss carryover and post-October activity were as follows:

Net ordinary income ......................... $ 3,662,672
Distributed ordinary income .................   3,294,960
Undistributed ordinary income ...............     367,712

Realized long-term capital gains ............         ---
Distributed long-term capital gains .........         ---
Undistributed long-term capital gains .......         ---

Capital loss carryover ......................   8,393,012

Post-October capital losses deferred ........         ---

Internal Revenue Code regulations permit the Fund to defer into its next fiscal year net capital losses or net long-term capital losses incurred between each November 1 and the end of its fiscal year ("post-October capital losses").

Capital loss carryovers are available to offset future realized capital gain net income for Federal income tax purposes. The following shows the totals by fiscal year in which the capital loss carryovers will expire if not utilized.

2009    .....................................  $  272,113
2010    .....................................   8,393,012
                                               ----------
Total Carryover .............................  $8,665,125
                                               ==========

United Gold & Government Fund, Inc. ("UGG"), one of the mutual funds managed by WRIMCO, was merged into the Fund as of June 30, 1999. At the time of the merger UGG had capital loss carryovers available to offset future gains of the Fund. These carryovers are limited to $1,345,181 for the period ending June 20, 2003 and $489,523 for each period ending from June 30, 2004 through 2006 plus any unused limitations from prior years.

NOTE 5 -- Multiclass Operations

The Fund currently offers four classes of shares, Class A, Class B, Class C and Class Y, each of which have equal rights as to assets and voting privileges. Class Y shares are not subject to a sales charge on purchases, are not subject to a Rule 12b-1 Distribution and Service Plan and are subject to a separate shareholder servicing fee structure. A comprehensive discussion of the terms under which shares of each class are offered is contained in the Prospectus and the Statement of Additional Information for the Fund.

Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of their relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.

Transactions in capital stock are summarized below.  Amounts are in thousands.

                                              For the   For the   For the
                                               fiscal    fiscal    fiscal
                                                year     period     year
                                               ended     ended     ended
                                              6-30-02   6-30-01   9-30-00
                                              -------   -------   -------
Shares issued from sale of shares:
 Class A  ................................    20,921    11,183     4,751
 Class B  ................................     3,137     2,135       959
 Class C  ................................     1,020       587       312
 Class Y  ................................       185        73        36
Shares issued from reinvestment of dividends
 and/or capital gains distribution:
 Class A  ................................       559     1,729       292
 Class B  ................................        43       148         2
 Class C  ................................        12        43         1
 Class Y  ................................         4        12         2
Shares redeemed:
 Class A  ................................    (6,443)   (2,208)   (1,538)
 Class B .................................      (908)     (226)      (29)
 Class C .................................      (272)     (138)       (7)
 Class Y  ................................       (30)      (38)      (24)
                                              ------     -----     -----
Increase in outstanding capital shares ...    18,228    13,300     4,757
                                              ======    ======     =====
Value issued from sale of shares:
 Class A  ................................  $131,400   $76,353   $34,166
 Class B  ................................    19,685    14,453     6,916
 Class C  ................................     6,398     3,988     2,263
 Class Y  ................................     1,166       505       261
Value issued from reinvestment of dividends
 and/or capital gains distribution:
 Class A  ................................     3,469    11,640     1,840
 Class B  ................................       271       996        14
 Class C  ................................        76       288         4
 Class Y  ................................        24        79        13
Value redeemed:
 Class A  ................................   (40,311)  (15,197)  (10,441)
 Class B  ................................    (5,684)   (1,533)     (221)
 Class C  ................................    (1,703)     (950)      (47)
 Class Y  ................................      (188)     (260)     (174)
                                            --------   -------   -------
Increase in outstanding capital ..........  $114,603   $90,362   $34,594
                                            ========   =======   =======

NOTE 6 -- Options

Options purchased by the Fund are accounted for in the same manner as marketable portfolio securities. The cost of portfolio securities acquired through the exercise of call options is increased by the premium paid to purchase the call. The proceeds from securities sold through the exercise of put options are decreased by the premium paid to purchase the put.

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded as a liability. The amount of the liability is subsequently adjusted to reflect the current market value of the option written. The current market value of an option is the last sales price on the principal exchange on which the option is traded or, in the absence of transactions, the mean between the bid and asked prices or at a value supplied by a broker-dealer. When an option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the call option was sold) and the liability related to such option is extinguished. When a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. When a written put option is exercised, the cost basis of the securities purchased by the Fund is reduced by the amount of the premium received.

Transactions in call options written were as follows:

                               Number of       Premiums
                               Contracts       Received
                               ---------       --------
     Outstanding at
       June 30, 2001                 522     $   62,640
     Options written              30,328      5,927,865
     Options terminated
       in closing purchase
       transactions              (29,372)    (5,801,279)
     Options exercised               ---            ---
     Options expired                 ---            ---
                                  ------     ----------
     Outstanding at
       June 30, 2002               1,478     $  189,226
                                  ======     ==========

Transactions in put options written were as follows:

                               Number of       Premiums
                               Contracts       Received
                               ---------       --------
     Outstanding at
       June 30, 2001                 ---        $   ---
     Options written                 131         19,911
     Options terminated
       in closing purchase
       transactions                  ---            ---
     Options exercised               ---            ---
     Options expired                 ---            ---
                                    ----        -------
     Outstanding at
       June 30, 2002                 131        $19,911
                                    ====        =======

NOTE 7 -- Futures

No price is paid upon entering into a futures contract. Instead, upon entering into a futures contract, the Fund is required to deposit, in a segregated account, an amount of cash or United States Treasury Bills equal to a varying specified percentage of the contract amount. This amount is known as the initial margin. Subsequent payments ("variation margins") are made or received by the Fund each day, dependent on the daily fluctuations in the value of the underlying debt security or index. These changes in the variation margins are recorded by the Fund as unrealized gains or losses. Upon the closing of the contracts, the cumulative net change in the variation margin is recorded as realized gain or loss. The Fund uses futures to attempt to reduce the overall risk of its investments.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Waddell & Reed Advisors Asset Strategy Fund, Inc.:


We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Waddell & Reed Advisors Asset Strategy Fund, Inc. (the "Fund") as of June 30, 2002, and the related statement of operations for the fiscal year then ended, the statements of changes in net assets for the fiscal year then ended, the fiscal period from October 1, 2000 through June 30, 2001, and the fiscal year ended September 30, 2000 and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Waddell & Reed Advisors Asset Strategy Fund, Inc. as of June 30, 2002, the results of its operations for the fiscal year then ended, the changes in its net assets for the fiscal year then ended, the fiscal period from October 1, 2000 through June 30, 2001, and the fiscal year ended September 30, 2000 and the financial highlights for the periods presented in conformity with accounting principles generally accepted in the United States of America.



Deloitte & Touche LLP
Kansas City, Missouri
August 9, 2002

INCOME TAX INFORMATION

The amounts of the distributions below, multiplied by the number of shares owned by you on the record dates, will give you the total amounts to be reported in your Federal income tax return for the years in which they were received or reinvested.
                                 PER-SHARE AMOUNTS REPORTABLE AS:
                    -------------------------------------------------------
                           For Individuals                 For Corporations
                          ----------------------------------------------------
           Record           OrdinaryLong-Term                Non- Long-Term
             Date   Total     IncomeCapital GainQualifyingQualifyingCapital Gain
        ----------- -----   -------- ---------------------------------------
                                    Class A
          9-19-01$0.04000   $0.04000     $---  $0.00370  $0.03630      $---
         12-12-01 0.04200    0.04200      ---   0.00350   0.03850       ---
          3-13-02 0.02000    0.02000      ---   0.00180   0.01820       ---
          6-12-02 0.02000    0.02000      ---   0.00180   0.01820       ---
                 --------   -------- --------  --------  --------  --------
            Total$0.12200   $0.12200     $---  $0.01080  $0.11120      $---
                 ========   ======== ========  ========  ========  ========
                              Class B and Class C
          9-19-01$0.02500   $0.02500     $---  $0.00230  $0.02270      $---
         12-12-01 0.03000    0.03000      ---   0.00250   0.02750       ---
          3-13-02 0.00700    0.00700      ---   0.00060   0.00640       ---
          6-12-02 0.00700    0.00700      ---   0.00060   0.00640       ---
                 --------   -------- --------  --------  --------  --------
            Total$0.06900   $0.06900     $---  $0.00600  $0.06300      $---
                 ========   ======== ========  ========  ========  ========
                                    Class Y
          9-19-01$0.04700   $0.04700     $---  $0.00440  $0.04260      $---
         12-12-01 0.04700    0.04700      ---   0.00400   0.04300       ---
          3-13-02 0.02700    0.02700      ---   0.00250   0.02450       ---
          6-12-02 0.02700    0.02700      ---   0.00250   0.02450       ---
                 --------   -------- --------  --------  --------  --------
            Total$0.14800   $0.14800     $---  $0.01340  $0.13460      $---
                 ========   ======== ========  ========  ========  ========

CORPORATION DEDUCTIONS -- Under Federal tax law, the amounts reportable as Qualifying Dividends are eligible for the dividends received deduction in the year received as provided by Section 243 of the Internal Revenue Code.

The tax status of dividends paid will be reported to you on Form 1099-DIV after the close of the applicable calendar year.

Shareholders are advised to consult with their tax adviser concerning the tax treatment of dividends and distributions from the Fund.

The Board of Directors of Waddell & Reed Advisors Asset Strategy Fund, Inc.

Each of the individuals listed below serves as a director for each of the portfolios within the Waddell & Reed Advisors Funds, W&R Funds, Inc., Waddell & Reed InvestEd Portfolios, Inc. and W&R Target Funds, Inc. for a total of 47 portfolios served. Three of the four interested directors are "interested" by virtue of their current or former engagement as officers of Waddell & Reed Financial, Inc. (WDR) or its wholly-owned subsidiaries, including the funds' investment advisor, Waddell & Reed Investment Management Company (WRIMCO); the funds' principal underwriter, Waddell & Reed, Inc. (W&R); and the funds' transfer agent, Waddell & Reed Services Company (WRSCO), as well as by virtue of their personal ownership of shares of WDR. The fourth interested director is a partner in a law firm that has represented W&R within the past two years.

The other directors (more than a majority of the total number) are disinterested; that is, they are not employees or officers of, and have no financial interest in, WDR or any of its wholly-owned subsidiaries, including W&R, WRIMCO and WRSCO.

  Disinterested Directors

James M. Concannon (54)
Washburn Law School, 1700 College, Topeka, KS 66621
Position held with Fund:  Director
Director since:  1997
Principal Occupations During Past 5 Years: Professor of Law, Washburn Law School; formerly, Dean, Washburn Law School
Other Directorships held by Director: Director, Am Vestors CBO II, Inc., a bond investment company

John A. Dillingham (62)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund:  Director
Director since:  1997
Principal Occupations During Past 5 Years: President and Director, JoDill Corp. and Dillingham Enterprises, Inc., both farming enterprises; formerly, Instructor at Central Missouri State University; formerly, Consultant and Director, McDougal Construction Co.
Other Directorships held by Director: Chairman, Clay Co. IDA and Kansas City Municipal Assistance Corp., both bonding authorities; Director, American Royal and Salvation Army

David P. Gardner (68)
2441 Iron Canyon Drive, Park City UT 84060
Position held with Fund:  Director
Director since:  1998
Principal Occupation During Past 5 Years: formerly, President, William and Flora Hewlett Foundation
Other Directorships held by Director: Chairman, J. Paul Getty Trust; Director, Fluor Corp., Campus Pipeline, John & Karen Huntsman Foundation and Huntsman Cancer Foundation; formerly, Chairman, George S. and Dolores Dor'e Eccles Foundation; formerly, Director, First Security Corp., Digital Ventures and Charitableway

Linda K. Graves (48)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund:  Director
Director since:  1995
Principal Occupation During Past 5 Years:  First Lady of Kansas
Other Directorships held by Director: Chairman & Director, Community Foundation of Johnson County; Director, Greater Kansas City Community Foundation, and Friends of Cedar Crest Association; Director, American Guaranty Life Insurance Company

Joseph Harroz, Jr. (34)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund:  Director
Director since:  1998
Principal Occupations During Past 5 Years: Vice President & General Counsel, Board of Regents, University of Oklahoma; Adjunct Professor, University of Oklahoma Law School; Managing Member, Harroz Investments, LLC, commercial enterprise investments
Other Directorships held by Director: Treasurer, Oklahoma Appleseed (Center for Law and Justice)

John F. Hayes (82)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund:  Director
Director since:  1988
Principal Occupation During Past 5 Years: Chairman, Gilliland & Hayes, PA, a law firm
Other Directorships held by Director: Director, Central Bank & Trust and Central Financial Corp.; formerly, Director, Central Properties, Inc.

Glendon E. Johnson (77)
13635 Deering Bay Drive, Unit 284, Miami, FL 33158
Position held with Fund:  Director
Director since:  1971
Principal Occupations During Past 5 Years: Retired; formerly, Chief Executive Officer and Director, John Alden Financial Corp.
Other Directorships held by Director: Manager, Castle Valley Ranches LLC; Chairman, Wellness Council of America; Chairman, Bank Assurance Partners, marketing; Executive Board and Advisory Committee, Boy Scouts of America

Eleanor B. Schwartz (64)
1213 W. 95th Ct., Chartwell #4, Kansas City, MO 64114
Position held with Fund:  Director
Director since:  1995
Principal Occupations During Past 5 Years: Professor, University of Missouri at Kansas City; formerly, Chancellor, University of Missouri at Kansas City
Other Directorships held by Director:  None

Frederick Vogel III (66)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund:  Director
Director since:  1971
Principal Occupation During Past 5 Years:  Retired
Other Directorships held by Director:  None

  Interested Directors

Robert L. Hechler (65)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Director; formerly, President, Principal Financial Officer; formerly, Vice President
Director since:  1998
Principal Occupations During Past 5 Years: Consultant of WDR and W&R (2001 to present); Director of WDR (1998 to present); Executive Vice President and Chief Operating Officer of WDR (1998 to 2001); Director, Principal Financial Officer and Treasurer of W&R (1981 to 2001); Chief Executive Officer and President of W&R (1993 to 2001); Director, Executive Vice President, Principal Financial Officer and Treasurer of WRIMCO (1985 to 2001); Director and Treasurer of WRSCO (1981 to 2001); President of WRSCO (1981 to 1999)
Other Directorships held by Director:  None

Henry J. Herrmann (59)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Director and President; formerly, Vice President Director since: 1998; President since: 2001
Principal Occupation(s) During Past 5 Years: Director, President and Chief Investment Officer of WDR (1998 to present); Treasurer of WDR (1998 to 1999); Director of W&R (1993 to present); Director of WRIMCO (1992 to present); President and Chief Executive Officer of WRIMCO (1993 to present); Chief Investment Officer of WRIMCO (1991 to present)
Other Directorships held by Director:  None

Frank J. Ross, Jr. (48)
Polsinelli, Shalton & Welte,700 West 47th Street, Suite 1000, Kansas City, MO 64112
Position held with Fund:  Director
Director since:  1996
Principal Occupation During Past 5 Years: Shareholder/Director, Polsinelli, Shalton & Welte, a law firm
Other Directorships held by Director:  Director, Columbian Bank & Trust

Keith A. Tucker (56)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Chairman of the Board of Directors and Director; formerly, President
Director since:  1993; Chairman of the Board of Directors since:  1998
Principal Occupation(s) During Past 5 Years: Chairman of the Board of Directors, Director and Chief Executive Officer of WDR (1998 to present); Principal Financial Officer of WDR (1998 to 1999); Chairman of the Board of Directors and Director of W&R, WRIMCO and WRSCO (1993 to present); Vice Chairman of the Board of Directors of Torchmark Corporation (1991 to 1998); Chairman of the Board of Directors of Torchmark Distributors, Inc. (1993 to 1997)
Other Directorships held by Director:  Director, Vesta Insurance Group (1996 to
1997)

  Officers

Theodore W. Howard (59)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Vice President, Treasurer, Principal Accounting Officer, and Principal Financial Officer
Length of Time Served: Vice President, Treasurer and Principal Accounting Officer, 7 years; Principal Financial Officer, since 2002
Principal Occupation(s) During Past 5 Years: Senior Vice President of WRSCO (2001 to present); Vice President of WRSCO (1988 to 2001)
Directorships held:  None

Kristen A. Richards (34)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund:  Vice President, Secretary and Associate General
Counsel
Length of Time Served:  2 years
Principal Occupation(s) During Past 5 Years: Vice President, Associate General Counsel and Chief Compliance Officer of WRIMCO (2000 to present); Assistant Secretary of each of the funds in the Fund Complex (1998 to 2000); Compliance Officer of WRIMCO (1995 to 1998)
Directorships held:  None

Daniel C. Schulte (36)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund:  Vice President, Assistant Secretary and General
Counsel
Length of Time Served:  2 years
Principal Occupation(s) During Past 5 Years: Vice President, Secretary and General Counsel of WDR (2000 to present); Senior Vice President, Secretary and General Counsel of W&R, WRIMCO and WRSCO (2000 to present); Assistant Secretary of WDR (1998 to 2000); an attorney with Klenda, Mitchell, Austerman & Zuercher, L.L.C. (1994 to 1998)
Directorships held:  None

Michael D. Strohm (50)
6300 Lamar Avenue, Overland Park KS 66202
Position held with Fund:  Vice President
Length of Time Served:  since 2002
Principal Occupation(s) During Past 5 Years: Senior Vice President of WDR (1998 to present); Chief Operations Officer of WDR (since 2002); President, Director, Chief Executive Officer and Chief Financial Officer of W&R (since 2002); Senior Vice President of W&R (1994 to 2002); President and Director of WRSCO (1999 to present)
Directorships held:  None

Michael L. Avery (48)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund:  Vice President and portfolio manager
Length of Time Served:  5 years
Principal Occupation(s) During Past 5 Years: Senior Vice President/Vice President and Director of Research of WRIMCO (1987 to present); portfolio manager for investment companies managed by WRIMCO and its predecessor (1994 to present)
Directorships held:  None

Daniel J. Vrabac (47)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund:  Vice President and portfolio manager
Length of Time Served:  5 years
Principal Occupation(s) During Past 5 Years: Senior Vice President and Head of Fixed Income for WRIMCO (2000 to present); portfolio manager for investment companies managed by WRIMCO (1997 to present); Vice President of WRIMCO (1997 to
2000)
Directorships held:  None

DIRECTORS
Keith A. Tucker, Chairman of the Board
James M. Concannon
John A. Dillingham
David P. Gardner
Linda K. Graves
Joseph Harroz, Jr.
John F. Hayes
Robert L. Hechler
Henry J. Herrmann
Glendon E. Johnson
Frank J. Ross, Jr.
Eleanor B. Schwartz
Frederick Vogel III


OFFICERS
Henry J. Herrmann, President
Michael L. Avery, Vice President
Theodore W. Howard, Vice President and Treasurer
Kristen A. Richards, Vice President and Secretary
Daniel C. Schulte, Vice President
Michael D. Strohm, Vice President
Daniel J. Vrabac, Vice President

Annual Privacy Notice

Waddell & Reed, Inc., Waddell & Reed Advisors Group of Mutual Funds, W&R Funds, Inc. and Waddell & Reed InvestEd Portfolios, Inc. ("Waddell & Reed") are committed to ensuring their customers have access to a broad range of products and services to help them achieve their personal financial goals. In the course of doing business with Waddell & Reed, customers are requested to share financial information and they may be asked to provide other personal details. Customers can be assured that Waddell & Reed is diligent in its efforts to keep such information confidential.

Recognition of a Customer's Expectation of Privacy
At Waddell & Reed, we believe the confidentiality and protection of customer information is one of our fundamental responsibilities. And while information is critical to providing quality service, we recognize that one of our most important assets is our customers' trust. Thus, the safekeeping of customer information is a priority for Waddell & Reed.

Information Collected
In order to tailor available financial products to your specific needs, Waddell & Reed may request that you complete a variety of forms that require nonpublic personal information about your financial history and other personal details, including but not limited to, your name, address, social security number, assets, income and investments. Waddell & Reed may also gather information about your transactions with us, our affiliates and others.

Categories of Information that may be Disclosed
While Waddell & Reed may disclose information it collects from applications and other forms, as described above, we at Waddell & Reed also want to assure all of our customers that whenever information is used, it is done with discretion. The safeguarding of customer information is an issue we take seriously.

Categories of Parties to whom we disclose nonpublic personal information
Waddell & Reed may disclose nonpublic personal information about you to the following types of third parties: selectively chosen financial service providers, whom we believe have valuable products or services that could benefit you. Whenever we do this, we carefully review the company and the product or service to make sure that it provides value to our customers. We share the minimum amount of information necessary for that company to offer its product or service. We may also share information with unaffiliated companies that assist us in providing our products and services to our customers; in the normal course of our business (for example, with consumer reporting agencies and government agencies); when legally required or permitted in connection with fraud investigations and litigation; and at the request or with the permission of a customer.

Opt Out Right
If you prefer that we not disclose nonpublic personal information about you to nonaffiliated third parties, you may opt out of those disclosures, that is, you may direct us not to make those disclosures (other than disclosures permitted by law). If you wish to opt out of disclosures to nonaffiliated third parties, please provide a written request to opt-out with your name and account number(s) or social security number to: Waddell & Reed, Attn: Opt Out Notices, P.O. Box 29220, Shawnee Mission, Kansas 66201. You may also call 1-888-Waddell and a Client Services Representative will assist you.

Confidentiality and Security
We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products and services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information. If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices as described in this notice.

Householding Notice

If you currently receive one copy of the shareholder reports and prospectus for your household (even if more than one person in your household owns shares of the Fund) and you would prefer to receive separate shareholder reports and prospectuses for each account holder living at your address, you can do either of the following:

Fax your request to 800-532-2749.

Write to us at the address listed on the inside back cover for Waddell & Reed, Inc.

Please list each account for which you would like to receive separate shareholder reports and prospectus mailings. We will resume sending separate documents within 30 days of receiving your request.

To all traditional IRA Planholders:

As required by law, income tax will automatically be withheld from any distribution or withdrawal from a traditional IRA unless you make a written election not to have taxes withheld. The election may be made on the distribution/withdrawal form provided by Waddell & Reed, Inc. which can be obtained from your Waddell & Reed representative or by submitting Internal Revenue Service Form W-4P. Once made, an election can be revoked by providing written notice to Waddell & Reed, Inc. If you elect not to have tax withheld you may be required to make payments of estimated tax. Penalties may be imposed by the IRS if withholding and estimated tax payments are not adequate.

The Waddell & Reed Advisors Group of Mutual Funds

Waddell & Reed Advisors Accumulative Fund
Waddell & Reed Advisors Asset Strategy Fund, Inc.
Waddell & Reed Advisors Bond Fund
Waddell & Reed Advisors Cash Management, Inc.
Waddell & Reed Advisors Continental Income Fund, Inc.
Waddell & Reed Advisors Core Investment Fund
Waddell & Reed Advisors Global Bond Fund, Inc.
Waddell & Reed Advisors Government Securities Fund, Inc.
Waddell & Reed Advisors High Income Fund, Inc.
Waddell & Reed Advisors International Growth Fund, Inc.
Waddell & Reed Advisors Municipal Bond Fund, Inc.
Waddell & Reed Advisors Municipal High Income Fund, Inc.
Waddell & Reed Advisors New Concepts Fund, Inc.
Waddell & Reed Advisors Retirement Shares, Inc.
Waddell & Reed Advisors Science and Technology Fund
Waddell & Reed Advisors Small Cap Fund, Inc.
Waddell & Reed Advisors Tax-Managed Equity Fund, Inc.
Waddell & Reed Advisors Value Fund, Inc.
Waddell & Reed Advisors Vanguard Fund, Inc.


FOR MORE INFORMATION:
Contact your representative, or your
local office as listed on your
Account Statement, or contact:
  WADDELL & REED
  CLIENT SERVICES
  6300 Lamar Avenue
  P.O. Box 29217
  Shawnee Mission, KS  66201-9217
  (888)-WADDELL
  (888)-923-3355

Our INTERNET address is:
  http://www.waddell.com

NUR1017A(6-02)

For more complete information regarding any of the mutual funds in Waddell & Reed Advisors Funds, including charges and expenses, please obtain the Fund's prospectus by calling or writing to the number or address listed above. Please read the prospectus carefully before investing.